Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Discontinued Operations

(10) Discontinued Operations

On March 27, 2013, we announced that we had agreed to sell our wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. As a result, this business has been accounted for as discontinued operations and its financial position, results of operations and cash flows are separately reported for all periods presented. The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. Our wealth management business, previously a separate segment, is separately presented and all prior periods reflected herein have been re-presented on this basis.

The assets and liabilities associated with discontinued operations prior to the sale have been segregated in our consolidated balance sheets. The major assets and liability categories were as follows as of the dates indicated:

(Amounts in millions)	March 31, 2013	December 31, 2012
Assets
Other invested assets	$10	$10
Cash and cash equivalents	22	21
Intangible assets	116	115
Goodwill	247	260
Other assets	44	33

Assets associated with discontinued operations	$439	$439

Liabilities
Other liabilities	$70	$48
Deferred tax liability	16	13

Liabilities associated with discontinued operations	$86	$61

Summary operating results of discontinued operations were as follows for the periods indicated:

	Three months ended March 31,
(Amounts in millions)	2013	2012
Revenues	$78	$111

Income (loss) before income taxes	$(19)	$20
Provision for income taxes	1	8

Income (loss) from discontinued operations, net of taxes	$(20)	$12

During the three months ended March 31, 2013, in connection with the agreement to sell the wealth management business, we recognized a goodwill impairment of $13 million as a result of the carrying value for the business exceeding fair value. Additionally, we agreed to settle our contingent consideration liability related to our purchase of Altegris Capital, LLC in 2010 for approximately $40 million, which resulted in a loss of approximately $5 million from the change in fair value of this liability. In accordance with the accounting guidance for groups of assets that are held-for-sale, we recorded an additional loss of approximately $9 million to record the carrying value of the business at its fair value less costs to sell. We expect to recognize an additional after-tax loss on the sale of up to $10 million at closing, which is based on estimated carrying value and working capital at close, as well as expected expenses associated with the sale.

(24) Discontinued Operations

On March 27, 2013, we announced that we had agreed to sell our wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. Historically, this business has been reported as a separate segment. As a result of the sale agreement, the financial statements and other disclosures herein have been revised to reclassify this business as discontinued operations and report its financial position, results of operations and cash flows separately for all periods presented. The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. Also included in discontinued operations was our tax and advisor unit, GFIS, which was part of our wealth management business until the closing of the sale on April 2, 2012 as discussed below.

The assets and liabilities associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major assets and liability categories were as follows as of December 31:

(Amounts in millions)	2012	2011
Assets
Equity securities	$—	$2
Other invested assets	10	—
Cash and cash equivalents	21	45
Intangible assets	115	112
Goodwill	260	295
Other assets	33	52

Assets associated with discontinued operations	$439	$506

Liabilities
Other liabilities	$48	$78
Deferred tax liability	13	2

Liabilities associated with discontinued operations	$61	$80

Summary operating results of discontinued operations were as follows for the years ended December 31:

(Amounts in millions)	2012	2011	2010
Revenues	$387	$428	$352

Income before income taxes	$110	$59	$69
Provision for income taxes	53	23	24

Income from discontinued operations, net of taxes	$57	$36	$45

On April 2, 2012, we completed the sale of our tax and accounting financial advisor unit, GFIS, for approximately $79 million, plus contingent consideration, to Cetera Financial Group. The contingent consideration was recorded at fair value upon disposition and provides the opportunity for us to receive additional future payments of up to approximately $25 million based on achieving certain revenue goals. The fair value of this contingent consideration receivable was recorded in Corporate and Other activities and remains a component of continuing operations. We recognized an after-tax gain of $13 million related to the sale, which was included in income from discontinued operations, net of taxes.

On December 31, 2010, we acquired the operating assets of Altegris Capital, LLC. (“Altegris”) as part of our wealth management business. Altegris, based in La Jolla, California, provides a platform of alternative investments, including hedge funds and managed futures products. Under the terms of the agreement, we paid approximately $40 million at closing and we could have been obligated to pay additional performance-based payments of up to $88 million during the five-year period following closing. We recorded consideration of $65 million consisting of the closing cash payment, estimated working capital adjustment and level 3 fair value of $21 million for contingent consideration, determined using an income approach. As part of the business combination, we recognized goodwill of $8 million and level 3 fair values of acquired identifiable intangible assets of $52 million. In 2011, upon finalization of the valuation, we recorded a reduction to goodwill of $3 million. In 2012, we made a payment of $18 million related to the contingent consideration as a result of Altegris achieving certain performance targets. The remaining maximum performance-based payments under the terms of the agreement we could have been obligated to pay was $70 million as of December 31, 2012. On March 27, 2013, we agreed to settle our contingent consideration liability related to our purchase of Altegris in 2010 for approximately $40 million.

On August 29, 2008, we acquired Quantuvis Consulting, Inc., an investment advisor consulting business, for $3 million plus potential contingent consideration of up to $3 million. In 2011, we paid $1 million of contingent consideration related to this acquisition.